Exhibit 10.49
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE REGISTRANT CUSTOMARILY AND ACTUALLY TREATS SUCH INFORMATION AS PRIVATE OR CONFIDENTIAL AND SUCH INFORMATION IS NOT MATERIAL. THE EXCLUDED INFORMATION HAS BEEN NOTED IN THIS EXHIBIT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.
THIS SIDE LETTER (the Side Letter) is made on 17 November 2025
BETWEEN:
(1)H3C HOLDINGS LIMITED, a company incorporated under the laws of the Cayman Islands and whose registered office is at Clifton House, 75 Fort Street, PO Box 1350, Grand Cayman, KY1-1108, Cayman Islands (HPE Cayman); and
(2)UNISPLENDOUR INTERNATIONAL TECHNOLOGY LIMITED, a company incorporated under the laws of Hong Kong whose registered office is at Rooms 3003-08, 30/F., Chubb Tower, Windsor House, 311 Gloucester Road, Causeway Bay, Hong Kong (the UNIS Counterparty), a wholly-owned direct subsidiary of Unisplendour Corporation Limited (UNIS),
(HPE Cayman and UNIS Counterparty are hereinafter individually referred to as a Party, and collectively, as the Parties).
RECITALS:
(A)HPE Cayman and the UNIS Counterparty are shareholders of H3C Technologies Co., Limited (the Company, with business registration number 34022226) and have entered into a shareholders’ agreement in relation to the Company dated 1 May 2016, as amended (the Shareholders’ Agreement).
(B)Pursuant to clause 17 (Put Option) of the Shareholders’ Agreement, at any time and from time to time from and after the third anniversary but before the sixth anniversary of the date of the Shareholders’ Agreement, Izar Holding Co. (Izar Holdings) and HPE Cayman (each a HPE Party and collectively the HPE Parties) have a right to require the UNIS Counterparty to acquire all or any number of the A Shares held by the HPE Parties (the Original Put Option) in exchange for cash consideration upon delivery of the Original Put Notice (as defined below).
(C)Pursuant to the Second Extension of Put Option Exercise Period entered into by, among others, the HPE Parties and the UNIS Counterparty dated 28 October 2022 (the Second Extension Letter), the exercise period for the Original Put Option was extended to 31 December 2022.
(D)On 30 December 2022, the HPE Parties delivered to the UNIS Counterparty, and the UNIS Counterparty received from each HPE Party, a put notice in accordance with clause 17 of the Shareholders’ Agreement and the Second Extension Letter with respect to all the A Shares held by such HPE Party (each an Original Put Notice and collectively the Original Put Notices).
(E)On 26 May 2023, the Parties together with Izar Holdings entered into a put share purchase agreement to effect the sale and purchase of those A Shares between the HPE Parties and the UNIS Counterparty (the Prior Put Option SPA).
(F)On 24 May 2024, the Parties and Izar Holdings entered into an amended and restated version of the Prior Put Option SPA (the Amended Put Option SPA), and the Parties entered into an agreement on subsequent arrangements (the Subsequent Agreement) to reflect their agreed arrangements with respect to the Remaining Shares (as defined in the Subsequent Agreement).

(G)On the date of this agreement, HPE Cayman will enter into share purchase agreements with multiple investors respectively to sell certain number of Shares and may subsequently, at its discretion, discuss and enter into additional share purchase agreements with respect to the rest of the Shares held by it (collectively the Investor SPAs; and each an Investor SPA; the Shares to be transferred under the Investor SPAs, as the Investor Sale Shares).
(H)The Parties have agreed to enter into this Side Letter to amend and supplement the Subsequent Agreement.
NOW THEREFORE, in consideration of the foregoing recitals and of the mutual agreements and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1.INTERPRETATION
1.1Capitalised terms not defined in this Side Letter shall have the same meanings given to them in the Subsequent Agreement. The principles of construction set out in the Subsequent Agreement will have effect as if set out in this Side Letter.
2.AMENDMENT TO PUT OPTION EXERCISE
2.1The UNIS Counterparty agrees and acknowledges that:
(a)HPE Cayman is entitled to enter into the Investor SPAs with any person that is not a Restricted Person and consummate the transactions contemplated thereunder at its sole and absolute discretion; and
(b)the right of first offer mechanism set out in Subclause 16.2(c) of the Shareholders’ Agreement shall be deemed irrevocably waived by the UNIS Counterparty in respect of HPE Cayman and HPE Cayman shall not be required to first offer any Offered Shares or issue any Transfer Notice to the UNIS Counterparty in relation to any transfer of any of the Remaining Shares to any person that is not a Restricted Person.
2.2Notwithstanding anything to the contrary in the Subsequent Agreement, the Parties agree, confirm and acknowledge that:
(a)the definition of “Remaining Shares” shall be deleted in its entirety and replaced with the following:
“Remaining Shares means the A Shares held by HPE Cayman from time to time;”;
(b)in consideration of the changes made to the exercise of the Call Option under this Side Letter, during the Put Option Exercise Period, the Put Option may be exercised by HPE Cayman (at HPE Cayman’s sole and absolute discretion) up to three times, in respect of any number of the Remaining Shares that are not subject to a binding and effective Investor SPA (the number of Remaining Shares subject to an exercise of the Put Option as elected by HPE Cayman in the relevant Exercise Notice, the Relevant Put Shares), until HPE Cayman no longer holds any Shares in the Company. For the avoidance of doubt, if the completion of the sale and purchase of the relevant Investor Sale Shares under an Investor SPA fails to occur, all the relevant Investor Sale Shares under such Investor SPA shall be added back to the Remaining Shares and shall be subject to the Put Option;

(c)in consideration of the changes made to the exercise of the Put Option under this Side Letter, during the Call Option Exercise Period, the Call Option may be exercised by UNIS Counterparty (at UNIS Counterparty’s sole and absolute discretion) up to three times, in respect of any number of the Remaining Shares that are not subject to a binding and effective Investor SPA (the number of Remaining Shares subject to an exercise of the Call Option as elected by UNIS Counterparty in the relevant Exercise Notice, the Relevant Call Shares), until HPE Cayman no longer holds any Shares in the Company. For the avoidance of doubt, if the completion of the sale and purchase of the relevant Investor Sale Shares under an Investor SPA fails to occur, all the relevant Investor Sale Shares under such Investor SPA shall be added back to the Remaining Shares and shall be subject to the Call Option;
(d)each exercise of an Option by HPE Cayman or UNIS Counterparty shall be independent and shall not preclude any subsequent exercise of an Option with respect to any Remaining Shares still held by HPE Cayman;
(e)following each exercise of an Option, Clauses 8 (Closing) and 17 (Tax and Withholding Agreement) of the Subsequent Agreement shall apply mutatis mutandis to the completion of the sale and purchase of the Relevant Put Shares or the Relevant Call Shares (as the case may be) (with references to the Remaining Shares being construed as references to the Relevant Put Shares or the Relevant Call Shares (as the case may be), and references to the Consideration being construed as references to the consideration equal to the Option Price multiplied by the number of the Relevant Put Shares or the Relevant Call Shares (as the case may be));
(f)notwithstanding Subclause 5.7(b) of the Subsequent Agreement, upon a single exercise of an Option, the Parties agree and acknowledge that the UNIS Counterparty shall only be entitled to any dividends with respect to the Relevant Put Shares or the Relevant Call Shares (as the case may be) applicable to the period from the end of the quarter immediately preceding the date of the relevant Option Exercise Notice; and
(g)notwithstanding the amendment to the definition of “Remaining Shares” or anything to the contrary in this Side Letter, the transfer of HPE Cayman Rights as provided in Subclause 2.6(c) and Clause 7 of the Subsequent Agreement shall only apply, and that those governance rights set forth in Subclauses 7(a) to 7(f) of the Subsequent Agreement may only be transferrable to a HPE Cayman Transferee, if and only if HPE Cayman transfers 19% of the total issued share capital of the Company to a HPE Cayman Transferee in a single transaction. Unless otherwise agreed among the existing Shareholders and the HPE Cayman Transferee, HPE Cayman shall cause any HPE Cayman Transferee acquiring less than 19% of the total issued share capital of the Company to deliver to the Company and the existing Shareholders a Deed of Adherence pursuant to clause 16.4 of the Shareholders’ Agreement on or before the consummation of such transfer.
2.3The Parties agree that the form of the Exercise Notice in respect of the Put Option as set out in Schedule 1 and in respect of the Call Option as set out in Schedule 2 of the Subsequent Agreement shall be, and hereby are, deleted in their entirety and replaced with the new forms as set out in Schedule 1 and Schedule 2 of this Side Letter respectively.

3.CONFIRMATION OF OUTSTANDING DIVIDENDS
3.1The Parties acknowledge that the Company declared a portion of the dividend for the year ending 31 December 2023 [***] on 24 September 2025 and a portion of this dividend in the amount [***] payable to HPE Cayman remains outstanding (the 2023 Dividend Balance). The Parties agree that the 2023 Dividend Balance shall be paid to HPE Cayman no later than [***] with the Parties agreeing to take all steps necessary to effect the payment of the 2023 Dividend Balance.
3.2The Parties further acknowledge and agree that the dividend for the year ending 31 December 2024 will be [***] (the 2024 Dividend), with HPE Cayman being entitled to [***].  HPE Cayman and the UNIS Counterparty agree to take all steps necessary to ensure that:
(a)the Board of Directors of the Company declares a portion of the 2024 Dividend [***] (the 2024 Initial Dividend) no later than [***];
(b)the 2024 Initial Dividend is paid to the Shareholders, with [***] payable to HPE Cayman, no later than [***]; and
(c)the remaining balance of the 2024 Dividend less the 2024 Dividend Initial Payment is paid to the Shareholders, with [***] payable to HPE Cayman, on or prior to the earlier of [***] or completion of the proposed transfer of Investor Sale Share by HPE Cayman under any Investor SPAs signed on the date of this Side Letter.
4.MISCELLANEOUS
4.1UNIS Counterparty’s obligations under this Side Letter shall only become effective upon the approval from the shareholders' meeting of UNIS regarding the amendments to the Options as contemplated herein.
4.2Except as amended by the agreements memorialized hereby, the Subsequent Agreement shall continue to remain in full force and effect. The Parties acknowledge and agree that, in the event of any inconsistency or conflict between this Side Letter and the Subsequent Agreement, the provisions of this Side Letter shall prevail.
4.3The provisions of clauses 11 (Further Assurances), 12 (Confidentiality), 13 (Announcements), 14 (Notices), 18 (Costs), 19 (Severability), 20 (General), 21 (Whole Agreement), 22 (Governing Law and Jurisdiction) and 23 (Language) of the Subsequent Agreement shall apply mutatis mutandis to this Side Letter (with references to the Subsequent Agreement being construed as references to this Side Letter).
5.GOVERNING LAW
5.1This Side Letter and any non-contractual obligations arising out of or in connection with it shall be governed by English law.

SCHEDULE 1
FORM OF PUT OPTION EXERCISE NOTICE
[***]

SCHEDULE 2
FORM OF CALL OPTION EXERCISE NOTICE
[***]

SIGNATORIES

SIGNED by Sandrine Defrance	)
for H3C HOLDINGS LIMITED	) )	/s/ Sandrine Defrance

[Signature Page to Side Letter to Agreement on Subsequent Arrangements]

SIGNED by	)
for UNISPLENDOUR INTERNATIONAL TECHNOLOGY LIMITED	) )	/s/ Hongtao Wang

[Signature Page to Side Letter to Agreement on Subsequent Arrangements]